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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 25, 2004

ANGELO AND MAXIE'S, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9684	33-0147725
(State of other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 North Riverside, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code (312) 466-3950

(Former name or former address, if changed since last report.)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits

    99.1    Press Release dated March 25, 2004

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On March 25, 2004, the Registrant issued a press release entitled "Angelo and Maxie's Reports Fourth Quarter Results And Provides Update On Proposed Sale Of Two Remaining Steakhouses." A copy of the press release is attached as Exhibit 99.1.

        The information in this Current Report, including the accompanying Exhbit 99.1, is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ANGELO AND MAXIE'S, INC. (Registrant)
Date: March 30, 2004	By:	/s/ EMANUEL N. HILARIO Emanuel N. Hilario Vice President and Chief Financial Officer

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
  ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES